SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2006 (November 30, 2006)

GOLDLEAF FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027

(Address of principal executive offices)

615-221-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

          Second Amended and Restated Credit Agreement

          Goldleaf Financial Solutions, Inc., the registrant (“Goldleaf”) entered into a second amended and restated credit agreement, effective November 30, 2006 (the “Second Amended and Restated Credit Agreement”), with Bank of America, N.A., The People’s Bank of Winder, and Wachovia Bank, N.A.  In connection with entering into the Second Amended and Restated Credit Agreement, Goldleaf also executed notes in the form of the Second Amended and Restated Revolving Credit Loan Note (the “Second Amended and Restated Note”).  The Second Amended and Restated Credit Agreement amends and restates in its entirety the amended and restated credit agreement originally dated January 19, 2004, as amended and restated on January 23, 2006 and as further amended on February 17, 2006, April 5, 2006, May 3, 2006, June 15, 2006, and August 31, 2006.  In the Second Amended and Restated Credit Agreement and the form of the Second Amended and Restated Note, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated into this Item 1.01 by reference, the parties thereto agreed to certain changes from the existing credit agreement, including the following:

•	the credit facility was converted to a revolving credit facility in the amount of $40 million, an increase of $15 million over the previously existing credit facility;

•

the maturity of the credit facility was extended from January 23, 2008 to November 30, 2009 with an option, conditioned upon the consent of the lenders, to extend the maturity for 12 additional months;

•	the Funded Debt to EBITDA Ratio under the credit facility was increased from 2.25 (times) to 3 (times);

•	Wachovia Bank, N.A. joined as a participant in the credit facility; and

•	the limit on capital expenditures in the credit facility was increased from $3 million to $5 million per fiscal year.

          This description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Credit Agreement and the form of the Second Amended and Restated Note.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          On November 30, 2006, Goldleaf entered into the Second Amended and Restated Credit Agreement and executed notes in the form of the Second Amended and Restated Note, as further described in Item 1.01, which text is incorporated into this Item 2.03 by reference.

Item 8.01.  Other Events.

          On December 5, 2006, the Company issued a press release announcing that it had entered into the Second Amended and Restated Credit Agreement.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Number	Exhibit

	99.1	Press Release dated December 5, 2006.
	10.1	Second Amended and Restated Credit Agreement by and among Goldleaf Financial Solutions, Inc., Bank of America, N.A., The People’s Bank of Winder, and the Wachovia Bank, N.A.
	10.2	Form of Second Amended and Restated Revolving Credit Loan Note.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

	By:	/s/ Michael Berman

	Name:	Michael Berman
	Title:	General Counsel and Secretary

Date: December 6, 2006